Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

SECOND QUARTER 2026 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, July 29, 2026 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE; NYSE Texas: CRK) today reported financial and operating results for the quarter ended June 30, 2026.

Highlights of 2026's Second Quarter

•
Return of production growth in quarter with 16% growth over first quarter.
•
Sold a 27% noncontrolling common equity interest in Pinnacle Gas Services LLC ("Pinnacle") for $600 million and used the proceeds to redeem and retire all of Pinnacle's preferred equity securities and its outstanding indebtedness.
•
Turned five Western Haynesville wells to sales in the second quarter with an average lateral length of 9,679 feet and an average per well initial production rate of 33 MMcf per day.
•
Turned twelve Legacy Haynesville wells to sales during the second quarter with an average lateral length of 11,835 feet and an average per well initial production rate of 31 MMcf per day. Five of these wells were horseshoe wells.
•
Second quarter 2026 financial results:
•
Natural gas and oil sales, including realized hedging gains, were $332 million for the quarter.
•
Cash flows from operating activities was $170 million and operating cash flow before changes in working capital was $189 million or $0.65 per share.
•
Net income available to the Company was $9 million, or $0.03 per share and adjusted net income available to the Company was $8 million or $0.03 per share for the quarter.
•
Net income was $15 million and adjusted EBITDAX was $245 million.

Financial Results for the Three Months Ended June 30, 2026

Comstock produced 113.1 Bcfe in the second quarter of 2026, which increased 16% from the first quarter of this year and increased 1% from the same period in 2025. During the second quarter of 2026, Comstock realized $2.55 per Mcfe before hedging and $2.93 per Mcfe after hedging. Comstock's natural gas and oil sales in the second quarter of 2026 were $331.6 million (including realized hedging gains of $43.3 million). Cash flows from operating activities in the second quarter of 2026 was $170.2 million. Operating cash flow before changes in working capital generated in the second quarter of 2026 was $188.5 million, and net income available to the

Company for the second quarter was $8.8 million or $0.03 per diluted share. The net income available to the Company in the quarter included a pre-tax $1.0 million unrealized gain on hedging contracts held for price risk management resulting from the change in future natural gas prices since the first quarter of 2026. Excluding this item, exploration expense and gain on sale of assets, adjusted net income available to the Company for the second quarter of 2026 was $8.3 million, or $0.03 per diluted share.

Comstock's production cost per Mcfe in the second quarter returned to normal levels and averaged $0.77 per Mcfe, which was comprised of $0.38 for gathering and transportation costs, $0.25 for lease operating costs, $0.06 for production and other taxes and $0.08 for cash general and administrative expenses. Comstock's unhedged operating margin was 70% in the second quarter of 2026 and 74% after hedging.

Financial Results for the Six Months Ended June 30, 2026

For the six months ended June 30, 2026, production was down 7% to 1,166 MMcfe per day compared to the same period in 2025. Comstock realized $3.35 per Mcfe before hedging and $3.18 per Mcfe after hedging for its production of 211.0 Bcfe. Natural gas and oil sales for the six months ended June 30, 2026 totaled $670.2 million (including realized hedging losses of $37.1 million). Cash flows from operating activities for the first six months of 2026 was $442.2 million. Operating cash flow before changes in working capital generated in the first six months of 2026 was $380.4 million, and net income available to the Company was $116.2 million or $0.40 per diluted share. Net income available to the Company for the first six months of 2026 included a pre-tax $83.8 million unrealized gain on hedging contracts held for price risk management. Excluding this item and exploration expense and gain on sale of assets, adjusted net income available to the Company for the six months ended June 30, 2026 was $47.7 million, or $0.16 per diluted share.

Comstock's production cost per Mcfe for the six months ended June 30, 2026 averaged $0.85 per Mcfe, which was comprised of $0.40 for gathering and transportation costs, $0.27 for lease operating costs, $0.09 for production and other taxes and $0.09 for cash general and administrative expenses. Comstock's unhedged operating margin was 75% for the first six months of 2026 and 73% after hedging.

Drilling Results

Comstock drilled 17 (15.6 net) operated horizontal Haynesville/Bossier shale wells in the second quarter of 2026, which had an average lateral length of 11,104 feet. Comstock turned 16 (12.7 net) operated wells to sales in the second quarter of 2026.

Since its last operational update in May 2026, Comstock has turned 17 (13.6 net) operated Haynesville/Bossier shale wells to sales. These wells had initial production rates that averaged 31 MMcf per day. The completed lateral length of these wells averaged 11,201 feet. Included in the wells turned to sales were five more successful Western Haynesville wells:

Well	Vertical Depth (feet)	Completed Lateral (feet)	Initial Production Rate (MMcf per day)

Ericson KN #1	15,414	7,975	30
Jensen WW #1	14,272	9,243	31
Glass KG #1	14,972	11,182	35
Lotspeich BJ #1	17,903	9,805	34
Jones LA #1	16,069	10,191	33

Earnings Call Information

Comstock has planned a conference call for 10:00 a.m. Central Time on July 30, 2026, to discuss the second quarter 2026 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at:

https://register-conf.media-server.com/register/BIb1b9c89894d24cf390641104a3f40885.

Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/xprpo4xr.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on July 30, 2026. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/xprpo4xr.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.

Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the NYSE and the NYSE Texas under the symbol CRK.

COMSTOCK RESOURCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenues:
Natural gas sales	$287,745	$339,225	$706,020	$751,511
Oil sales	476	741	1,234	1,443
Total natural gas and oil sales	288,221	339,966	707,254	752,954
Gas services	63,481	130,296	229,982	230,162
Gain on sale of assets	1,580	—	3,400	—
Total revenues and other operating income	353,282	470,262	940,636	983,116
Operating expenses:
Production and ad valorem taxes	7,196	10,555	17,621	21,734
Gathering and transportation	43,331	41,759	85,135	84,376
Lease operating	28,150	31,109	56,431	66,109
Exploration	4,427	—	13,770	2,150
Depreciation, depletion and amortization	167,432	158,379	308,964	326,270
Gas services	63,014	126,714	225,870	243,483
General and administrative	17,151	12,300	35,373	23,380
Total operating expenses	330,701	380,816	743,164	767,502
Operating income	22,581	89,446	197,472	215,614
Other income (expenses):
Gain (loss) from derivative financial instruments	44,365	235,847	46,761	(94,492)
Other income	259	2,100	522	2,439
Interest expense	(55,042)	(55,178)	(108,103)	(110,015)
Total other income (expenses)	(10,418)	182,769	(60,820)	(202,068)
Income before income taxes	12,163	272,215	136,652	13,546
(Provision for) benefit from income taxes	2,837	(141,487)	(9,153)	1,789
Net income	15,000	130,728	127,499	15,335
Net income attributable to noncontrolling interest	(6,234)	(5,886)	(11,283)	(11,771)
Net income available to the Company	$8,766	$124,842	$116,216	$3,564

Net income per share:
Basic	$0.03	$0.45	$0.40	$0.05
Diluted	$0.03	$0.44	$0.40	$0.05
Weighted average shares outstanding:
Basic	291,612	290,604	291,465	290,455
Diluted	291,612	294,247	291,465	294,026

COMSTOCK RESOURCES, INC.

OPERATING RESULTS

(In thousands, except per unit amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Natural gas production (MMcf)	113,069	112,164	210,924	227,193
Oil production (Mbbls)	5	13	16	23
Total production (MMcfe)	113,102	112,238	211,021	227,329

Natural gas sales	$287,745	$339,225	$706,020	$751,511
Natural gas hedging settlements (1)	43,333	4,286	(37,055)	(3,673)
Total natural gas including hedging	331,078	343,511	668,965	747,838
Oil sales	476	741	1,234	1,443
Total natural gas and oil sales including hedging	$331,554	$344,252	$670,199	$749,281

Average natural gas price (per Mcf)	$2.54	$3.02	$3.35	$3.31
Average natural gas price including hedging (per Mcf)	$2.93	$3.06	$3.17	$3.29
Average oil price (per barrel)	$95.20	$57.00	$77.13	$62.74
Average price (per Mcfe)	$2.55	$3.03	$3.35	$3.31
Average price including hedging (per Mcfe)	$2.93	$3.07	$3.18	$3.30

Production and ad valorem taxes	$7,196	$10,555	$17,621	$21,734
Gathering and transportation	43,331	41,759	85,135	84,376
Lease operating	28,150	31,109	56,431	66,109
Cash general and administrative (2)	8,792	6,771	19,570	13,411
Total production costs	$87,469	$90,194	$178,757	$185,630

Production and ad valorem taxes (per Mcfe)	$0.06	$0.09	$0.09	$0.10
Gathering and transportation (per Mcfe)	0.38	0.37	0.40	0.37
Lease operating (per Mcfe)	0.25	0.28	0.27	0.29
Cash general and administrative (per Mcfe)	0.08	0.06	0.09	0.06
Total production costs (per Mcfe)	$0.77	$0.80	$0.85	$0.82

Unhedged operating margin	70%	73%	75%	75%
Hedged operating margin	74%	74%	73%	75%

Gas services revenue	$63,481	$130,296	$229,982	$230,162
Gas services expenses	63,014	126,714	225,870	243,483
Gas services margin	$467	$3,582	$4,112	$(13,321)

Natural Gas and Oil Capital Expenditures:
Unproved property acquisitions	$20,409	$9,932	$39,449	$19,616
Total natural gas and oil properties acquisitions	$20,409	$9,932	$39,449	$19,616
Exploration and Development:
Development leasehold	$4,006	$5,295	$7,374	$8,851
Exploratory drilling and completion	174,359	130,997	349,134	231,104
Development drilling and completion	199,356	123,991	357,915	269,569
Other development costs	12,707	7,919	19,277	8,434
Total exploration and development capital expenditures	$390,428	$268,202	$733,700	$517,958

(1)
Included in gain (loss) from derivative financial instruments in operating results.
(2)
Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
ADJUSTED NET INCOME AVAILABLE TO THE COMPANY:
Net income available to the Company	$8,766	$124,842	$116,216	$3,564
Unrealized (gain) loss from derivative financial instruments	(1,032)	(231,561)	(83,816)	90,819
Exploration expense	4,427	—	13,770	2,150
Gain on sale of assets	(1,580)	—	(3,400)	—
Adjustment to income taxes	(2,330)	140,873	4,919	(14,419)
Adjusted net income available to the Company(1)	$8,251	$34,154	$47,689	$82,114

Adjusted net income available to the Company per share(2)	$0.03	$0.12	$0.16	$0.28
Diluted shares outstanding	291,612	294,247	291,465	294,026

ADJUSTED EBITDAX:
Net income	$15,000	$130,728	$127,499	$15,335
Interest expense	55,042	55,178	108,103	110,015
Income taxes	(2,837)	141,487	9,153	(1,789)
Depreciation, depletion, and amortization	167,432	158,379	308,964	326,270
Exploration	4,427	—	13,770	2,150
Unrealized (gain) loss from derivative financial instruments	(1,032)	(231,561)	(83,816)	90,819
Stock-based compensation	8,359	5,529	15,803	9,971
Gain on sale of assets	(1,580)	—	(3,400)	—
Total Adjusted EBITDAX (3)	$244,811	$259,740	$496,076	$552,771

OPERATING CASH FLOW BEFORE CHANGES IN WORKING CAPITAL(4):
Cash flows from operating activities	$170,205	$347,564	$442,170	$522,310
Increase (decrease) in accounts receivable	11,542	(34,978)	(61,952)	(1,318)
Increase (decrease) in other current assets	12,148	(25,322)	2,949	(25,881)
Increase in accounts payable and accrued expenses	(5,390)	(77,628)	(2,764)	(46,487)
Operating cash flow before changes in working capital	$188,505	$209,636	$380,403	$448,624

(1)
Adjusted net income available to the Company is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding non-cash unrealized gains and losses on derivative financial instruments, exploration expense and other unusual items.
(2)
Adjusted net income available to the Company per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units pursuant to the treasury stock method.
(3)
Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization, unrealized gains and losses on derivative financial instruments and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.
(4)
Operating cash flow before changes in working capital is presented in the earnings release because management believes it to be useful to investors as a measure of operating cash generation of the Company based on the revenues and expenses that were related to the period versus the period when the revenues were received or expenses paid while enhancing comparability across periods. Operating cash flow before changes in working capital is not a measure of Comstock's liquidity or actual cash generation.

COMSTOCK RESOURCES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$45,008	$23,930
Accounts receivable	180,593	242,545
Derivative financial instruments	53,156	19,206
Other current assets	59,804	75,257
Total current assets	338,561	360,938
Property and equipment, net	6,756,314	6,215,494
Goodwill	335,897	335,897
Operating lease right-of-use assets	71,684	94,733
Derivative financial instruments	22,230	—
	$7,524,686	$7,007,062

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$503,111	$501,695
Accrued costs	171,187	153,248
Operating leases	37,598	46,937
Derivative financial instruments	—	27,636
Total current liabilities	711,896	729,516
Long-term debt	3,098,770	2,809,066
Deferred income taxes	495,428	437,098
Long-term operating leases	33,570	47,692
Asset retirement obligation	21,444	20,787
Total liabilities	4,361,108	4,044,159
Stockholders' Equity:
Common stock	146,810	146,527
Additional paid-in capital	1,191,881	1,376,053
Accumulated earnings	1,240,446	1,124,230
Total stockholders' equity attributable to Comstock	2,579,137	2,646,810
Noncontrolling interest	584,441	316,093
Total stockholders' equity	3,163,578	2,962,903
	$7,524,686	$7,007,062